EXHIBIT 10.1

IN THE UNITED STATES COURT OF FEDERAL CLAIMS
Bid Protest

SPHERIX, INC,

Plaintiff,

v.	Civil Action No. 06-55C
(Judge Susan G. Braden)

THE UNITED STATES,

Defendant,

and,

RESERVEAMERICA HOLDINGS, INC.,

Defendant-Intervenor.

SETTLEMENT AGREEMENT

This SETTLEMENT AGREEMENT (“Agreement”) is made and entered into by and among Spherix Incorporated, a Delaware corporation (“Spherix”), and the United States of America (“United States”), collectively the “Parties”.

PREAMBLE:

WHEREAS, Spherix submitted a proposal in response to U.S. Department of Agriculture, National Forest Service (“USDA” or “Forest Service”) Solicitation No. WO-04-06VM (“The Solicitation”) to develop and operate a consolidated National Recreation Reservation Services (“NRRS”) system.

WHEREAS, in June of 2005, the USDA awarded a contract to ReserveAmerica (the “NRRS Contract”) pursuant to the Solicitation.

WHEREAS, Spherix filed a protest challenging USDA’s award of the NRRS Contract to ReserveAmerica and such protest has been docketed as Spherix, Inc. v. United States of America, Civil Action No. 06-55C in the United States Court of Federal Claims (the “Spherix Protest”).

WHEREAS, Spherix and the United States now desire to compromise and settle all issues raised in the Protest and by USDA’s June 2005 award of the NRRS Contract to ReserveAmerica.

NOW THEREFORE, in consideration of the promises and covenants contained herein, the parties to this Agreement do hereby agree, represent, and covenant as follows:

1.             Payment to Spherix.  The United States agrees to pay to Spherix the sum of Three Million, Two Hundred and Fifty Thousand Dollars ($3,250,000) (the “Principal Amount”) in accordance with the following terms:

a.             For purposes of this agreement, “Payment” means wire transfer of the Principal Amount into the bank account designated by Spherix.

b.             For purposes of receiving Payment of the Principal Amount, Spherix designates the following bank account:

Bank Name:	Citibank FSB
500 W. Madison
Chicago, IL 60661
ABA/Routing Number:	271-070-801
Account Number:	800529670
Account Name:	Winston & Strawn LLP
CE Control IOLTA
Reference:	Spherix, Inc. Number 103510

2.             Dismissal of Protest and Release of Claims.  Spherix hereby agrees that upon receipt from the United States of the Principal Amount it will dismiss, with prejudice, the Spherix Protest and forever release all protests, claims, causes of action, suits or demands Spherix may have now, or in the future, concerning USDA’s award of the NRRS Contract under the Solicitation.

3.             Binding effect.  This Agreement shall inure to the benefit of, and be binding upon, the parties hereto and their successors and assigns, except as is expressly provided to the contrary herein. This Agreement shall not confer any rights or remedies upon any Person other than the parties hereto and their respective successors and assigns.

4.             No Admission of Liability.  This Agreement is entered into solely for the purposes of resolving disputed claims based on disputed facts and allegations and to avoid the inconvenience and expense of litigation. The parties deny any wrongdoing or liability of any kind in connection with the Protest or the Forest Service’s June 2005 contract award to ReserveAmerica under Solicitation No. WO-04-06VM to provide a consolidated National Recreation Reservation Services system.

5.             Counterparts.  This Agreement may be executed by facsimile and in several counterparts, each of which shall be deemed an original, and said counterparts shall constitute but one and the same instrument, which may be sufficiently evidenced by any one counterpart.

6.             Representation of Authority.  The parties represent and warrant that: (1) they have carefully read this Agreement; (2) they know and understand the contents thereof; (3) they have had the opportunity to discuss it and its effects with their advisors and attorneys; (4) they have signed it as their free and voluntary act; and (5) they, and the signatories hereto, have full and legal authority to enter  into this binding agreement on their behalf.

IN WITNESS WHEREOF, the parties hereto have entered into this Settlement Agreement, which shall be considered “executed” as of the date both parties have signed the Agreement.

/s/ Eric J. Marcotte	PETER D. KEISLER
Eric J. Marcotte	Assistant Attorney General
WINSTON & STRAWN LLP	/s/ David M. Cohen
1700 K Street, N.W.	DAVID M. COHEN
Washington, DC 20006	Director
(202) 282-5721
Fax: (202) 282-5100
/s/ Kyle Chadwick
Counsel of Record for Plaintiff Spherix Inc.	KYLE CHADWICK
Senior Trial Counsel
Dated: October 18, 2006	Commercial Litigation Branch
Civil Division
Department of Justice
Attn: Classification Unit
1100 L Street, N.W., 8th Floor
Washington, D.C. 20530
Tele: (202) 305-7562
Fax: (202) 305-7644

Attorneys for Defendant

Dated: October 19, 2006